EXHIBIT 99.1

Community Capital Corporation Reports Increased Earnings, Continued Strong Asset Growth and Announces Quarterly Cash Dividend

GREENWOOD, S.C., April 18, 2007 (PRIME NEWSWIRE) -- Community Capital Corporation (Nasdaq:CPBK) reports operating results for the three months ending March 31, 2007. Net income for the three months ended March 31, 2007 increased 10.66% to $1,630,000, or $0.43 per diluted share from $1,473,000, or $0.39 per diluted share for the same period in 2006.

Return on average assets for the first quarter was 0.91% for 2007 compared to 0.97% for 2006. Return on average equity was 11.01% compared to 10.75% in 2006. Total assets increased 17.38% to $740,726,000 at March 31, 2007 from $631,050,000 as of March 31, 2006. Total loans increased $101,896,000 or 20.67% to $594,786,000 at March 31, 2007, compared to $492,890,000 at March 31, 2006. Total deposits increased $31,266,000 or 6.79% to $491,959,000 at March 31, 2007 from $460,693,000 at March 31, 2006.

The company also declared a quarterly cash dividend of $0.15 per share, which is payable by June 1, 2007 to shareholders of record as of May 18, 2007. Community Capital Corporation has a dividend reinvestment and additional stock purchase plan. Information on the plan may be obtained from Registrar and Transfer Company, the plan administrator, at 800-368-5948.

Community Capital Corporation is the parent company of CapitalBank, which operates 17 community oriented branches throughout upstate South Carolina that offer a full array of banking services, including a diverse wealth management group. Additional information on CapitalBank's locations and the products and services offered are available at www.capitalbanksc.com.

Certain matters set forth in this news release may contain forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. However, such performance involves risks and uncertainties that may cause actual results to differ materially from those in such statements. For a discussion of certain factors that may cause such forward-looking statements to differ materially from the Company's actual results, see the Company's Annual Report on Form 10-K for the year ended December 31, 2006.

 Financial Highlights         Three Months  Three Months  Three Months
 (Dollars in thousands,           Ended         Ended         Ended
  except per share data)         March 31    December 31     March 31
                                   2007         2006           2006
 Earnings Summary              (Unaudited)   (Unaudited)   (Unaudited)

 Interest income               $   11,475    $   11,248    $    8,888
 Interest expense                   5,927         5,796         3,857
                               ----------    ----------    ----------
 Net interest income                5,548         5,452         5,031
 Provision for loan losses            200           340          --
 Non-interest income                1,608         1,629         1,360
 Non-interest expense               4,652         4,620         4,408
                               ----------    ----------    ----------
 Income before taxes                2,304         2,121         1,983
 Income tax expense                   674           577           510
                               ----------    ----------    ----------
 Net income                    $    1,630    $    1,544    $    1,473
                               ----------    ----------    ----------
 Per Shares Ratios:

 Basic earnings per share      $     0.43    $     0.41    $     0.40
 Diluted earnings per share    $     0.43    $     0.40    $     0.39
 Dividends declared per share  $     0.15    $     0.15    $     0.15
 Book value per share          $    15.78    $    15.55    $    14.75

 Common Share Data:
 Outstanding at period end      3,839,305     3,788,505     3,758,625
 Weighted average outstanding   3,776,675     3,757,630     3,709,236
 Diluted weighted average
  outstanding                   3,833,377     3,813,702     3,802,429

 Balance Sheet Highlights

 Average Balances:
 Total assets                  $  724,012    $  704,790    $  614,240
 Earning assets                   660,546       642,929       554,340
 Loans                            582,748       564,201       477,081
 Deposits                         488,672       486,291       446,100
 Interest bearing deposits        425,242       422,504       385,372
 Noninterest bearing deposits      63,430        63,787        60,728
 Other borrowings                 158,927       143,530       107,984
 Junior subordinated
  debentures                       10,310        10,310            --
 Shareholders' equity              60,054        58,797        55,575

 Performance Ratios:
 Return on average assets            0.91%         0.87%         0.97%
 Return on average
  shareholders' equity              11.01%        10.41%        10.75%
 Net interest  margin  (fully
  tax equivalent at 38%)             3.49%         3.44%         3.78%
 Efficiency ratio                   63.58%        63.17%        67.58%

 Asset Quality:
 Nonperforming loans           $    1,840    $    2,205    $    3,164
 Other real estate                    107           134             5
  Total nonperforming assets        1,947         2,339         3,169
 Net charge-offs                       38           289           262
 Net charge-offs to average
  loans                              0.01%         0.05%         0.05%
 Allowance for loan losses to
  nonperforming loans              345.76%       281.18%       191.59%
 Nonperforming loans to total
  loans                              0.31%         0.38%         0.64%
 Nonperforming assets to total
  assets                             0.26%         0.33%         0.50%
 Allowance for loan losses to
  period end loans                   1.07%         1.08%         1.23%

 Other Selected Ratios:
 Average equity to average
  assets                             8.29%         8.34%         9.05%
 Average loans to average
  deposits                         119.25%       116.02%       106.94%
 Average loans to average
  earning assets                    88.22%        87.75%        86.06%

 Balance Sheet Data
 (Dollars in thousands,
  except per share data)      Period Ended  Period Ended  Period Ended
                                March 31     December 31    March 31
                                  2007          2006          2006
                               (Unaudited)                 (Unaudited)
 Assets:
 Cash and cash equivalents:
  Cash and due from banks      $  23,954     $  22,167     $  20,661
  Interest bearing deposit
   accounts                          282           307           170
                               ---------     ---------     ---------
   Total cash and cash
    equivalents                   24,236        22,474        20,831
 Investment securities:
  Securities held-for-sale        68,145        65,496        70,812
  Securities held-to-maturity        325           380           380
  Nonmarketable equity
   securities                      9,056         8,073         5,824
                               ---------     ---------     ---------
   Total investment securities    77,526        73,949        77,016
 Loans held for sale               1,961           554           922
 Loans receivable                594,786       573,639       492,890
 Allowance for loan losses        (6,362)       (6,200)       (6,062)
 Premises and equipment, net      15,374        15,429        14,369
 Intangible assets                10,307        10,427        10,794
 Other assets                     22,898        22,972        20,290
                               ---------     ---------     ---------
   Total assets                $ 740,726     $ 713,244     $ 631,050
                               ---------     ---------     ---------

 Liabilities and shareholders'
  equity:
 Deposits:
  Noninterest bearing          $  68,076     $  63,733     $  63,508
  Interest bearing               423,883       423,223       397,185
                               ---------     ---------     ---------
   Total deposits                491,959       486,956       460,693
 Federal funds purchased          25,536        26,953        23,730
 Securities sold under
  agreements to repurchase        20,645        18,329        17,857
 FHLB advances                   125,600       105,625        67,200
 Other short-term borrowings        --            --           2,000
 Junior subordinated debentures   10,310        10,310          --
 Other liabilities                 6,106         6,145         4,111
                               ---------     ---------     ---------
   Total liabilities           $ 680,156     $ 654,318     $ 575,591
                               ---------     ---------     ---------

 Shareholders' equity:

 Common stock: $1 par value;
  10 million shares authorized     4,869         4,818         4,788
 Nonvested restricted stock         (862)         (558)         (893)
 Capital surplus                  48,432        47,671        47,457
 Accumulated other
  comprehensive income              (190)         (269)         (573)
 Retained earnings                25,443        24,386        21,802
 Treasury stock, at cost         (17,122)      (17,122)      (17,122)
                               ---------     ---------     ---------
   Total shareholders' equity     60,570        58,926        55,459
                               ---------     ---------     ---------
   Total liabilities and
    shareholders' equity       $ 740,726     $ 713,244     $ 631,050
                               ---------     ---------     ---------

 Income Statement Data
 (Dollars in thousands,       Three Months  Three Months  Three Months
  except per share data)         Ended          Ended        Ended
                                March 31     December 31   March 31
                                  2007           2006        2006
                               (Unaudited)   (Unaudited)  (Unaudited)
 Interest income:
  Interest and fees on loans    $ 10,592      $ 10,367      $  8,052
  Interest on investment
   securities                        872           879           835
  Interest on federal funds
   sold and interest-bearing
   deposits                           11             2             1
                                --------      --------      --------
  Total interest income           11,475        11,248         8,888

 Interest expense:
  Interest on deposits             3,846         3,823         2,729
  Interest on borrowings           2,081         1,973         1,128
                                --------      --------      --------
   Total interest expense          5,927         5,796         3,857
 Net interest income               5,548         5,452         5,031
 Provision for loan losses           200           340            --
 Net interest income after
  provision                        5,348         5,112         5,031
 Non-interest income:
  Service charges on deposit
   accounts                          583           666           622
  Gain on sale of loans held
   for sale                          258           234           165
  Commissions from sales of
   mutual funds                       57            31            21
  Income from fiduciary
   activities                        381           330           273
  Gain on sale of securities
   held-for-sale                      --            --            --
  Gain on sale of premises and
   equipment                          15            --             2
  Other operating income             314           368           277
                                --------      --------      --------
   Total non-interest income       1,608         1,629         1,360
 Non-interest expense:
  Salaries and employee
   benefits                        2,744         2,756         2,571
  Net occupancy expense              282           278           280
  Amortization of intangible
   assets                            119           123           125
  Furniture and equipment
   expense                           209           205           197
  Loss on sale of securities
   held-for-sale                      53            67            --
  Other operating expenses         1,245         1,191         1,235
                                --------      --------      --------
   Total non-interest expense      4,652         4,620         4,408
 Income before taxes               2,304         2,121         1,983
 Income tax expense                  674           577           510
                                --------      --------      --------
 Net income                     $  1,630      $  1,544      $  1,473
                                --------      --------      --------

 Basic earnings per share       $   0.43      $   0.41      $   0.40
 Diluted earnings per share     $   0.43      $   0.40      $   0.39

                March 31, 2007    December 31, 2006   March 31, 2006
               Balance  Percent   Balance  Percent   Balance  Percent
 Loans:
 Commercial
  and
  agricultural $ 44,750    7.52%  $ 44,910    7.83%  $ 40,939    8.30%
 Real Estate
  construction  168,800   28.38%   142,694   24.88%   102,013   20.70%
 Real Estate -
  mortgage and
  commercial    300,549   50.53%   321,440   56.03%   276,878   56.17%
 Home equity     40,952    6.89%    40,805    7.11%    42,081    8.54%
 Consumer -
  Installment    38,180    6.42%    22,092    3.85%    29,408    5.97%
 Other            1,555    0.26%     1,698    0.30%     1,571    0.32%
               --------  -------  --------  -------  --------  -------
  Total        $594,786  100.00%  $573,639  100.00%  $492,890  100.00%
               --------  -------  --------  -------  --------  -------

                March 31, 2007    December 31, 2006   March 31, 2006
               Balance  Percent   Balance  Percent   Balance  Percent
 Deposits:
 Noninterest
  bearing
  demand       $ 68,076   13.84%  $ 63,733   13.09%  $ 63,508   13.79%
 Interest
  bearing
  demand         68,897   14.00%    64,743   13.30%    69,434   15.07%
 Money market
  and savings   175,509   35.68%   168,592   34.62%   142,326   30.89%
 Certificates
  of deposit    179,477   36.48%   189,888   38.99%   185,425   40.25%
               --------  -------  --------  -------  --------  -------
  Total        $491,959  100.00%  $486,956  100.00%  $460,693  100.00%
               --------  -------  --------  -------  --------  -------

 Yield/Rate Analysis YTD                     Three Months Ended
                                               March 31, 2007
                                   -----------------------------------
                                   Average                    Yield/
 (Dollars in thousands)            Balance      Interest       Rate
                                  ------------------------------------
 ASSETS

 Loans(a)(c)                      $ 582,748     $  10,604       7.38%
 Securities, taxable(b)              41,931           449       4.34%
 Securities, nontaxable(b)(c)        26,555           418       6.38%
 Nonmarketable Equity Securities      8,467           123       5.89%

 Fed funds sold and other (incl
  FHLB)                                 845            11       5.28%
                                  ---------     ---------
   Total earning assets             660,546     $  11,605       7.13%
 Cash and due from banks             22,116
 Allowance for loan losses           (6,195)
 Premises & equipment                15,413
 Other assets                        32,132
                                  ---------
   Total assets                   $ 724,012
                                  =========

 LIABILITIES AND
 STOCKHOLDERS' EQUITY

 Transaction accounts             $ 195,678     $   1,369       2.84%
 Regular savings accounts            39,204           245       2.53%
 Certificates of deposit            190,360         2,231       4.75%
 Other short term borrowings         44,652           576       5.23%
 FHLB Advances                      114,275         1,325       4.70%

 Junior subordinate debentures       10,310           181       7.12%
                                  ---------     ---------
    Total interest-bearing
     liabilities                    594,479     $   5,927       4.04%
 Non-interest deposits               63,430
  Other liabilities                   6,049
 Stockholders' equity                60,054
                                  ---------
   Total liabilities & equity     $ 724,012
                                  =========

 Net interest income/
  interest rate spread                          $   5,678       3.08%
                                                ====================

 Net yield on earning assets                                    3.49%
                                                             =======

Yield/Rate Analysis                         Three Months Ended
                                              December 31, 2006
                                      --------------------------------
                                       Average                 Yield/
 (Dollars in thousands)                Balance    Interest      Rate
                                      --------------------------------

 ASSETS

 Loans(a)(c)                          $ 564,201   $  10,375     7.30%
 Securities, taxable(b)                  43,708         464     4.21%
 Securities, nontaxable(b)(c)            27,278         422     6.14%
 Nonmarketable Equity Securities          7,590         115     6.01%
 Fed funds sold and other (incl. FHLB)      152           2     5.22%
                                      ---------------------
   Total earning assets               $ 642,929   $  11,378     7.02%
 Cash and due from banks                 21,169
 Allowance for loan losses               (5,991)
 Premises & equipment                    15,066
 Other assets                            31,617
                                      ---------
   Total assets                       $ 704,790
                                      =========

 LIABILITIES AND
  STOCKHOLDERS' EQUITY

 Transaction accounts                 $ 193,648   $   1,377     2.82%
 Regular savings accounts                39,022         237     2.41%
 Certificates of deposit                189,834       2,209     4.62%
 Other short term borrowings             48,641         649     5.29%
 FHLB Advances                           94,889       1,140     4.77%
 Junior subordinate debt                 10,310         184     7.08%
                                      ---------------------
   Total interest-bearing
    liabilities                         576,344   $   5,796     3.99%
 Non-interest deposits                   63,787
  Other liabilities                       5,862
 Stockholders' equity                    58,797
                                      ---------
   Total liabilities & equity         $ 704,790
                                      =========

 Net interest income/
  interest rate spread                            $   5,582     3.03%
                                                  ==================

 Net yield on earning assets                                    3.44%
                                                           =========

 Yield/Rate Analysis                           Three Months Ended
                                                 March 31, 2006
                                       -------------------------------
                                        Average                 Yield/
 (Dollars in thousands)                 Balance    Interest      Rate
                                       -------------------------------
 ASSETS

 Loans(a)(c)                           $ 477,081   $   8,059     6.85%
 Securities, taxable(b)                   43,749         448     4.15%
 Securities, nontaxable(b)(c)             28,019         437     6.33%
 Nonmarketable Equity Securities           5,461          75     5.57%

 Fed funds sold and other (incl. FHLB)        30           1     6.76%
                                       ---------   ---------
   Total earning assets                  554,340   $   9,020     6.60%
 Cash and due from banks                  21,902
 Allowance for loan losses                (6,281)
 Premises & equipment                     14,039
 Other assets                             30,240
                                       ---------
   Total assets                        $ 614,240
                                       =========

 LIABILITIES AND
 STOCKHOLDERS' EQUITY

 Transaction accounts                  $ 165,762   $     924     2.26%
 Regular savings accounts                 38,391         163     1.72%
 Certificates of deposit                 181,219       1,642     3.67%
 Other short term borrowings              46,742         507     4.40%

 FHLB Advances                            61,242         621     4.11%
                                       ---------   ---------
   Total interest-bearing liabilities    493,356   $   3,857     3.17%
 Non-interest deposits                    60,728
  Other liabilities                        4,581
 Stockholders' equity                     55,575
                                       ---------
   Total liabilities & equity          $ 614,240
                                       =========

 Net interest income/
  interest rate spread                             $   5,163     3.43%
                                                   =========  =======

 Net yield on earning assets                                     3.78%
                                                              =======

  (a) The effect of loans in nonaccrual status and fees collected is not significant to the computations.
  (b) Average investment securities exclude the valuation allowance on securities available-for-sale.
  (c) Fully tax-equivalent basis at 38% tax rate for nontaxable securities and loans.

CONTACT:  Community Capital Corporation
          R. Wesley Brewer, Executive Vice President/CFO
            864-941-8290
            wbrewer@capitalbanksc.com
          Lee Lee M. Lee, Controller/VP of Investor Relations
            864-941-8242
            llee@capitalbanksc.com
          www.comcapcorp.com